Exhibit 10.2

Execution Version

AMENDMENT NO. 5 TO SALE AND SERVICING AGREEMENT

This Amendment No. 5 to Sale and Servicing Agreement, dated as of May 6, 2024 (this “Amendment”) is by and among Horizon Funding I, LLC, a Delaware limited liability company, as issuer (the “Issuer”), Horizon Secured Loan Fund I LLC, a Delaware limited liability company, as the seller (the “Seller”) and as the originator (the “Originator”), Horizon Technology Finance Corporation, a Delaware corporation, as the servicer (the “Servicer”), U.S. Bank Trust Company, National Association as successor in interest to U.S. Bank National Association (“U.S. Bank”), not in its individual capacity but as the indenture trustee (the “Trustee”), and U.S. Bank National Association not in its individual capacity but as the backup servicer (the “Backup Servicer”), not in its individual capacity but as the custodian (the “Custodian”), not in its individual capacity but as the lockbox bank (the “Lockbox Bank”) and not in its individual capacity but solely as securities intermediary (the “Securities Intermediary”). Each of the Issuer, the Originator, the Servicer, the Trustee, the Backup Servicer, the Lockbox Bank and the Securities Intermediary may be referred to herein as a “Party” or collectively as the “Parties.”

PRELIMINARY STATEMENTS

WHEREAS, each of the Parties is a party to that certain Sale and Servicing Agreement, dated as of June 1, 2018, among the Issuer, the Seller, the Originator, the Servicer, the Trustee, the Backup Servicer, the Custodian, the Securities Intermediary and the Lockbox bank (the “Agreement”) as amended on June 19, 2019 (the “Amendment No. 1”), as further amended on June 5, 2020 (the “Amendment No. 2”), as further amended on February 25, 2022 (the “Amendment No. 3”), and as further amended on May 24, 2023 (the “Amendment No. 4”); and WHEREAS, the Parties desire to amend the Agreement in the manner set forth in this Amendment and in accordance with Section 13.01(b) of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties hereby agree as follows:

ARTICLE I.
AMENDMENT

Section 1.1         Amendment.

The Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Agreement attached as Exhibit A hereto.

Section 1.2         Representations and Warranties.

Each of the Issuer, Originator, and the Servicer with respect to itself, represents and warrants as of the date of this Amendment as follows:

(a)         This Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a proceeding at law or in equity;

(b)         no Rapid Amortization Event or Event of Default exists as of the date hereof (the “Amendment Effective Date”) and will result from this Amendment, both immediately before and after giving effect to this Amendment; and

(c)         all representations and warranties of the Originator, and the Servicer contained in this Amendment, Article III of the Agreement or any other Transaction Document shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality), except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality) as of such specified date.

Each of the Seller, the Trustee, the Custodian, the Lockbox Bank, Backup Servicer and the Securities Intermediary with respect to itself, represents and warrants as of the date of this Amendment that this Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a proceeding at law or in equity.

ARTICLE II.
MISCELLANEOUS

Section 2.1         Definitions; Interpretation. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

Section 2.2         Headings. The section headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

Section 2.3         Amendment. No provision of this Amendment may be amended, modified or supplemented except by the written agreement of all of the Parties.

Section 2.4         Counterparts. This Amendment may be in the form of an Electronic Record and may be executed using facsimile signature or Electronic Signatures. The parties hereto agree that any Electronic Signature on or associated with the Amendment shall be valid and binding on each such party to the same extent as a manual, original signature, and that the Amendment entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each party enforceable against such party in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. The Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For purposes hereof, “Electronic Record”, “Electronic Copy” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 2.5         Transaction Document. This Amendment shall constitute a Transaction Document.

Section 2.6         Conditions to Effectiveness. This Amendment shall become effective on the date on which (i) each party hereto shall have delivered an executed signature page hereto to the Trustee, (ii) the Trustee has received the consent of the Majority Noteholders and (iii) the Rating Agency Condition has been satisfied.

Section 2.7         GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF

NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT AS AMENDED BY THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)         EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE AGREEMENT AS AMENDED BY THIS AMENDMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2.7(b).

Section 2.8         Jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Amendment, each party hereto consents, for itself and in respect of its property, to the nonexclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Amendment or any document related hereto.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be daily executed as of the date first above written.

HORIZON FUNDING I, LLC, as the Issuer
By: Horizon Secured Loan Fund I LLC, its sole member

By: /s/ Daniel S. Devorsetz
Name: Daniel S. Devorsetz
Title: Manager

HORIZON SECURED LOAN FUND I LLC, as the Originator and as the Seller

By: /s/ Daniel S. Devorsetz
Name: Daniel S. Devorsetz
Title: Manager

HORIZON TECHNOLOGY FINANCE CORPORATION, as the Servicer

By: /s/ Daniel R. Trolio
Name: Daniel R. Trolio
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 5 to Sale and Servicing Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but as the Trustee

By: /s/ Jennifer Napolitano
Name: Jennifer Napolitano
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Securities Intermediary

By: /s/ Jennifer Napolitano
Name: Jennifer Napolitano
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Custodian

By: /s/ Samantha Howe
Name: Samantha Howe
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Backup Servicer

By: /s/ Jennifer Napolitano
Name: Jennifer Napolitano
Title: Vice President

[Signature Page to Amendment No. 5 to Sale and Servicing Agreement]

Acknowledged and agreed:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as Initial Purchaser

By: NYL Investors LLC, its Investment Manager

By: /s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

NEW YORK LIFE INSURANCE COMPANY, as initial purchaser

By: NYL Investors LLC, its Investment Manager

By: /s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C), as initial purchaser

By: NYL Investors LLC, its Investment Manager

By: /s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E), as initial purchaser

By: NYL Investors LLC, its Investment Manager

By: /s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

[Signature Page to Amendment No. 5 to Sale and Servicing Agreement]

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1st, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE, as Initial Purchaser

By: New York Life Insurance Company, its attorney-in-fact

By: NYL Investors LLC, its Investment Manager

By: /s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

[Signature Page to Amendment No. 5 to Sale and Servicing Agreement]

Exhibit A

SALE AND SERVICING AGREEMENT

THIS SALE AND SERVICING AGREEMENT, dated as of June 1, 2018, is by and among:

(1)         HORIZON FUNDING I, LLC, a limited liability company created and existing under the laws of the State of Delaware (together with its successors and assigns, the “Issuer”);

(2)         HORIZON SECURED LOAN FUND I LLC, a limited liability company created and existing under the laws of the State of Delaware (together with its successors and assigns, the “Fund”), as the seller (together with its successors and assigns, in such capacity, the “Seller”), and as the originator (together with its successors and assigns, in such capacity, the “Originator”);

(3)         HORIZON TECHNOLOGY FINANCE CORPORATION, a corporation created and existing under the laws of the State of Delaware (together with its successors and assigns, the “BDC”), as the servicer (together with its successors and assigns, in such capacity, the “Servicer”); and

(4)         U.S. BANK NATIONAL ASSOCIATION (together with its successors and assigns, “U.S. Bank”), not in its individual capacity but as the indenture trustee (together with its successors and assigns, in such capacity, the “Trustee”), not in its individual capacity but as the backup servicer (together with its successors and assigns, in such capacity, the “Backup Servicer”), not in its individual capacity but as the custodian (together with its successors and assigns in such capacity, the “Custodian”), not in its individual capacity but as the lockbox bank (together with its successors and assigns in such capacity, the “Lockbox Bank”) and not in its individual capacity but solely as securities intermediary (together with its successors and assigns, in such capacity, the “Securities Intermediary”).

RECITALS

WHEREAS, in the regular course of its business, the Originator originates and/or otherwise acquires Loans (as defined herein);

WHEREAS, on the Closing Date, the Originator will sell, convey and assign all its right, title and interest in the Initial Loan Assets and certain other assets to the Issuer as provided herein;

WHEREAS, on each Transfer Date, the Originator may sell, convey and assign all its right, title and interest in Subsequent Loan Assets and/or Substitute Loan Assets, as applicable, and certain other assets to the Issuer as provided herein;

WHEREAS, it is a condition to the Issuer’s acquisition of the Initial Loan Assets and any Subsequent Loan Assets and Substitute Loan Assets from the Originator that the Originator make certain representations and warranties regarding the Loan Assets for the benefit of the Issuer;

WHEREAS, the Issuer is willing to purchase and accept assignment of the Loan Assets from the Originator pursuant to the terms hereof;

WHEREAS, the Servicer is willing to service the Loan Assets for the benefit and account of the Issuer pursuant to the terms hereof; and

WHEREAS, the Backup Servicer is willing to provide backup servicing for all such Loan Assets.

NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01         Definitions.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“1940 Act” means the Investment Company Act of 1940, as amended.

“~~2023~~2024 Amendment Date” means May ~~24~~6, ~~2023~~2024.

“Adjusted Pool Balance” means, as of any date of determination, the Aggregate Outstanding Loan Balance minus (a) the Excess Concentration Amounts and (b) the aggregate Outstanding Loan Balance of all Delinquent Loans (other than such Delinquent Loans that are Defaulted Loans), Defaulted Loans and Ineligible Loans required to be repurchased by the Originator pursuant to Section 11.01, in each case, as of such date of determination and only to the extent not included in the Excess Concentration Amounts determined in clause (a).

“Administrative Expenses” means fees and expenses (excluding amounts related to indemnification) due or accrued with respect to any Payment Date and payable by the Issuer in the following order of priority:

(a)         to any Person in respect of any governmental fee, charge or tax in relation to the Issuer;

(b)         to the Trustee, the Custodian and the Lockbox Bank, (i) the Trustee Fee, (ii) any fees of the Custodian and the Lockbox Bank and any additional fees, expenses or other

2

any redemption date, the period commencing on the first day of the calendar month and ending on such Legal Final Payment Date or such other date on which the full principal amount of the Notes are paid in full, including any redemption.

“Collections” means the aggregate of Interest Collections and Principal Collections.

“Commencement Date” means the date on which the Commencement Event has occurred.

“Commencement Event” will be deemed to have occurred if the Notes have a rating of no lower than “A” from DBRS on a date after the Amendment Date, without such rating being subject to further formal review.

“Commission” means the United States Securities and Exchange Commission.

“Communication” shall have the meaning provided in Section 13.07.

“Computer Records” means the computer records generated by the Servicer that provide information relating to the Loans and that were used by the Originator in selecting the Loans conveyed to the Issuer pursuant to Section 2.01 (and any Subsequent Loans or Substitute Loans conveyed to the Issuer pursuant to Section 2.04 and Section 2.05, respectively).

“Continued Errors” shall have the meaning provided in Section 8.03(e).

“Contractual Obligation” means, with respect to any Person, any provision of any securities issued by such Person or any indenture, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or is subject.

“Corporate Trust Office” means, (i) for the purposes of Section 3.02 hereof, 111 E. Fillmore Ave, EP-MN-WS2N, St. Paul, MN 51007, Attention: Bondholder Services – Horizon Funding I, LLC; and (ii) for all other purposes, 190 S. LaSalle St., 7th Floor, Chicago, IL 60603, Attention: Global Corporate Trust – Horizon Funding I, LLC, or, in each case, at such other address as the Trustee may designate from time to time by notice to the Issuer, or the principal corporate trust officer of any successor Trustee at the address designated by such successor by notice to the Issuer.

“Curtailment” means, with respect to a Loan, any payment of principal received by the Issuer during a Collection Period as part of a payment allocable to a Loan that is in excess of the principal portion of the Scheduled Payment due for such Collection Period and which is not intended to satisfy the Loan in full, nor is intended to cure a delinquency including any accelerated amortization due to structural features of the related Loan.

“Custodian” has the meaning provided in the Preamble.

“Cutoff Date” means June 1, 2018.

“DBRS Morningstar” means DBRS, Inc., doing business as DBRS Morningstar, and any successor thereto.

“Defaulted Loan” means a Loan as to which the earliest of the following has occurred: (i) any payment, or any part of payment, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loans) has become 120 days or more delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received; or (iv) an Insolvency Event has occurred with respect to such Obligor; provided, however, that any Loan which the Originator has repurchased pursuant to Section 11.01 will not be deemed to be a Defaulted Loan.

“Delinquent Loan” means a Loan (i) as to which any payment, or any part of payment, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loans) has become 60 days or more delinquent and (ii) that is not a Defaulted Loan.

“Distribution Account” means the segregated account so designated and established and maintained pursuant to Section 7.01.

“Distinct Obligor” means any Obligor or, to the extent any two or more Obligors are Affiliates (subject to the proviso in the definition thereof), collectively, such Obligors.

“Dollar” and “$” means the lawful currency of the United States.

“Electronic Copy” shall have the meaning provided in Section 13.07.

“Electronic Record” shall have the meaning provided in Section 13.07.

“Electronic Signature” shall have the meaning provided in Section 13.07.

“Eligible Deposit Account” means either (a) a segregated account with a Qualified Institution, or (b) a segregated account with the corporate trust department of a depository institution organized under the laws of the United States or any state of the United States or the District of Columbia, or any domestic branch of a foreign bank, having corporate trust powers and acting as trustee for funds deposited in the related account, so long as any of the securities of that depository institution has a credit rating from DBRS Morningstar (if rated by DBRS Morningstar) of at least “BBB (high)” or a credit rating from Moody’s of Baa1 or S&P of BBB+.

“Eligible Loan” means (i) on and as of the Cutoff Date, in the case of the Initial Loans, (ii) on and as of the related Subsequent Loan Cutoff Date, in the case of any Subsequent Loan and (ii) on and as of the related Substitute Loan Cutoff Date, in the case of any Substitute Loans, a Loan as to which each of the following is true:

(a)         such Loan is current and is not a Restructured Loan;

(j)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to the ten largest Distinct Obligors following a Ramp-Up Period that exceeds 60% of the Aggregate Outstanding Loan Balance;

(k)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans for which the related Underlying Loan Agreements require the related Obligor to make payments of interest or principal less frequently than monthly that exceeds 15% of the Aggregate Outstanding Loan Balance;

(l)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that have more than 25% of their original Outstanding Loan Balance due at maturity that exceeds 20% of the Aggregate Outstanding Loan Balance;

(m)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that have an interest only period greater than ~~24~~36 months that exceeds 15% of the Aggregate Outstanding Loan Balance;

(n)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that have a weighted average LTV that is greater than 25%;

(o)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that are Second Lien Loans that exceeds 50% of the Aggregate Outstanding Loan Balance;

(p)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that are Restructured Loans and, without duplication, Loans that have been subject to a Material Modification, that exceeds 15% of the Aggregate Outstanding Loan Balance;

(q)         The pro rata portion of the aggregate Outstanding Loan Balance of the lowest yielding Loan or Loans causing the average Cash Yield Rate of the Loans to be below 10%; and

(r)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that are Second Lien Loans-TL that exceeds 17.5% of the Aggregate Outstanding Loan Balance.

During the Ramp-Up Period, references to “Aggregate Outstanding Loan Balance” in subsections (a)-(p) shall be replaced by “Reference Amount.”

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Property” means (a) any amount received by, on or with respect to any Loan in the Collateral, which amount is attributable to the payment of any tax, fee or other charge imposed by any Governmental Authority on such Loan, (b) any amount representing escrows relating to taxes, insurance and other amounts in connection with any Loan for the benefit of the related Obligor and the secured party, (c) any origination fee retained by the Originator in connection with the origination of any Loan or (d) any amendment fee retained by the Originator in connection with the amendment of any Loan.

applied), and (iii) 1/365, and (B) all unpaid Interest Shortfalls from any prior Payment Dates (and interest accrued thereon at the Interest Rate).

“Interest Collections” means the aggregate of:

(a)         amounts deposited into the Collection Account in respect of:

(i)         all payments received on or after the Cutoff Date on account of interest on the Initial Loans (including Finance Charges and fees) and all late payment, default and waiver charges;

(ii)         all payments received on or after the Subsequent Loan Cutoff Date in the case of any Subsequent Loans and the applicable Substitute Loan Cutoff Date in the case of any Substitute Loans on account of interest of such Loans (including Finance Charges and fees) and all late payment, default and waiver charges; and

(iii)         the interest portion of any amounts received (x) in connection with the purchase or repurchase of any Loan and (y) as Scheduled Payment Advances (if any); plus

(b)         investment earnings on funds invested in Permitted Investments in the Collection Account; minus

(c)         the amount of any losses incurred in connection with investments in Permitted Investments in the Collection Account.

“Interest Period” means, with respect to (i) the first Payment Date, the period from and including the Amendment Date to but excluding July 10, 2020, (ii) any Payment Date thereafter other than the Legal Final Payment Date, the period from and including the 10th day of the calendar month in which the prior Payment Date occurred to but excluding the 10th day of the calendar month in which such Payment Date occurs and (iii) the Legal Final Payment Date or any other date on which the full principal amount of the Notes are paid in full, including any redemption date, the period from and including the 10th day of the calendar month in which the prior Payment Date occurred to but excluding the Legal Final Payment Date or such other date on which the full principal amount of the Notes are paid in full, including any redemption.

“Interest Rate” means for all Advances after the ~~2023~~2024 Amendment Date, the greater of (i) 4.60% and (ii) the Pricing Benchmark plus ~~3.50~~3.20%; provided that on any Advance Date, the Interest Rate will be reset as (A) the sum of (1) the Interest Rate multiplied by the Aggregate Outstanding Note Balance, in each case, in effect immediately prior to such Advance Date (as adjusted by the Principal Pricing Resets) and (2) the Interest Rate calculated on such Advance Date multiplied by the principal amount of the Advance made on such Advance Date (as adjusted by the Principal Pricing Resets), divided by (B) the Aggregate Outstanding Note Balance taking into account the Advance made on such Advance Date.

“Interest Shortfall” means, with respect to the Notes and any Payment Date, as applicable, an amount equal to the excess, if any, of (a) the related Interest Amount over (b) the amount of interest actually paid to the Notes on such Payment Date.

“Investment Period” means the period commencing on the Amendment Date and ending on the Investment Period Termination Date.

“Investment Period Principal Distribution Amount” means the amount determined by the Servicer pursuant to Section 5.16 that will be paid to the Noteholders during the Investment Period as a payment of principal.

“Investment Period Termination Date” means the earliest to occur of (i) June 5, ~~2024~~2025 or such later date as may be mutually agreed by the Noteholders and the Fund with Rating Agency Confirmation, (ii) the date on which an Investment Period Termination Event has occurred or (iii) the Portfolio Profile Milestone Test Date, if the Loans do not satisfy the Portfolio Profile Milestone Criteria as of such date, unless waived by the Majority Noteholders.

“Investment Period Termination Event” means (i) the Aggregate Outstanding Loan Balance of all Defaulted Loans minus the Liquidation Proceeds divided by the original Aggregate Outstanding Loan Balance of all Loans exceeds 8% from the Amendment Date, or (ii) the occurrence of a Rapid Amortization Event.

“Issuer” has the meaning provided in the Preamble.

“Issuer LLC Agreement” means that certain amended and restated limited liability company agreement dated June 1, 2018 as may be amended from time to time.

“Legal Final Payment Date” means the Payment Date occurring in June ~~2029~~2030.

“Lien” means any pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing (including any UCC financing statement or any similar instrument filed against a Person’s assets or properties).

“Life Sciences Loan” means a Loan made to an Obligor that provides products and services including, but not limited to, medical devices, biopharmaceuticals, drug discovery and drug delivery.

“Life Sciences Obligor” means an Obligor of a Life Sciences Loan.

“Liquidation Expenses” means, with respect to any Loan, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer and any reasonably allocated costs of counsel (if any), in each case in accordance with the Servicer’s customary procedures in connection with the repossession, refurbishing and disposition of any Related Property securing such Loan upon or after the expiration or earlier termination of such Loan and other out-of-pocket costs related to the liquidation of any such Related Property, including the attempted collection of any amount owing pursuant to such Loan if it is a Defaulted Loan, and, if requested by the Trustee, the Servicer must provide to the Trustee a breakdown of the Liquidation Expenses for any Loan along with any supporting documentation therefor.

“Liquidation Proceeds” means, with respect to any Defaulted Loan, whatever is receivable or received when such Loan or the Related Property is sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all amounts representing late fees and penalties relating thereto net of, without duplication, (a) Liquidation Expenses relating to such Loan or Related Property reimbursed to the Servicer therefrom pursuant to the terms of this Agreement and (b) amounts required to be released to other creditors, including any other costs, expenses and taxes, or the related Obligor or grantor pursuant to applicable law or the governing Required Loan Documents.

“Liquidation Report” shall have the meaning provided in Section 5.03(d).

“List of Loans” means the list identifying each Loan constituting part of the Loan Assets, which list shall consist of the initial List of Loans reflecting the Initial Loans transferred to the Issuer on the Closing Date, together with any Subsequent List of Loans amending the most current List of Loans reflecting any Subsequent Loans or Substitute Loans transferred to the Issuer on a Transfer Date (together with, if applicable, a deletion from such list of the related Loan or Loans with respect to which a Substitution Event has occurred), and which list in each case (a) identifies by account number each Loan included in the Collateral, and (b) sets forth as to each such Loan (i) the Outstanding Loan Balance as of the Cutoff Date in the case of the Initial Loans and the related Transfer Date in the case of Subsequent Loans or Substitute Loans, as applicable, (ii) the maturity date, (iii) the Loan Type, (iv) whether such Loan is a Co-Agented Loan or Third-Party Agented Loan (and the name of the agent thereunder), (v) whether such Loan is a Noteless Loan or a Participated Loan, and (vi) whether evidence of filing of UCC-1 financing statements naming the Originator as secured party with respect to such Loan are available, and which list (as in effect on the Closing Date) is attached to this Agreement as Exhibit F.

“Loan” means, to the extent transferred by the Originator to the Issuer, an individual loan to an Obligor, or portion thereof made by the Originator including, but not limited to, Agented Loans, Co-Agented Loans, Third Party Agented Loans and Participated Loans; provided that no Loan shall include any Excluded Property.

“Loan Assets” means, collectively and as applicable, the Initial Loan Assets, the Subsequent Loan Assets and the Substitute Loan Assets.

“Loan File” means, with respect to any Loan and Related Property, each of the Required Loan Documents and duly executed ~~originals (to the extent indicated on the List of Loans) and~~original or copies (including electronic copies), in each case as indicated on the List of Loans, of any other Records relating to such Loan and Related Property.

“Loan Rate” means, for each Loan and Collection Period, the current cash pay interest rate for such Loan in such period, as specified in the related Underlying Note or related Required Loan Documents.

“Loan Type” with respect to any Loan, means the characterization of such Loan as a Technology Loan, a Life Sciences Loan, a Healthcare Loan or a Cleantech Loan.

“Lockbox Account” means the segregated account so designated and established and maintained pursuant to Section 7.01(a).

“Lockbox Bank” shall have the meaning provided in Section 7.01(a).

“LTV” shall ~~means~~mean with respect to any Loan, the Outstanding Loan Balance of the Loan divided by the market value of such Loan or the underlying assets securing such Loan, expressed as a percentage.

“Majority Noteholders” means, as of any date of determination, the Noteholders evidencing at least 51% of the Aggregate Outstanding Note Balance of all Notes (voting as a single class).

“Material Modification” means any amendment or waiver of, or modification or supplement to, the Underlying Loan Agreement governing such Loan as a result of the related Obligor financial under-performance or the related Obligor credit-related concerns which:

(a)         reduces or forgives any or all of the principal amount due under such Loan;

(b)         (i) waives one or more interest payments (other than any incremental interest accrued due to a default or event of default with respect to such Loan), (ii) permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Loan or (iii) reduces the spread or coupon payable on such Loan unless such reduction (when taken together with all other reductions with respect to such Loan) is by less than 10% of the spread or coupon payable at the time of the initial funding;

(c)         either (i) extends the maturity date of such Loan by more than 120 days past the maturity date as of the initial funding or (ii) extends the amortization schedule with respect thereto;

(d)         substitutes, alters or releases the Underlying Notes related to such Loan, and such substitution, alteration or release, individually or in the aggregate and as determined with reasonable discretion, materially and adversely affects the value of such Loan; or

(e)         waives any other material requirement under such Underlying Loan Agreement; provided that no Material Modification may extend the maturity of any Loan beyond the Legal Final Payment Date.

“Monthly Report” shall have the meaning provided in Section 9.01.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Nonrecoverable Advance” means any Scheduled Payment Advance or Servicing Advance, as applicable, previously made in respect of a Loan or any Related Property that, as determined by the Servicer in its reasonable, good faith judgment, will not be ultimately recoverable from subsequent payments or collections with respect to the applicable Loan including, without limitation, payments or reimbursements from the related Obligor, Insurance Proceeds or Liquidation Proceeds on or in respect of such Loan or Related Property.

“Note” means any one of the notes of the Issuer, executed and authenticated in accordance with the Indenture.

“Note Funding Agreement” means that certain ~~Third~~Fourth Amended and Restated Note Funding Agreement, dated as of the ~~2023~~2024 Amendment Date, between the Issuer and the Initial Purchasers, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

“Note Register” shall have the meaning provided in Section 4.02(a) of the Indenture.

“Noteholder” or “Holder” means each Person in whose name a Note is registered in the Note Register; provided that an Owner of a Note shall be deemed a Holder of such Note as provided in Section 13.13.

“Noteless Loan” means any Loan that, pursuant to the terms of the related credit agreement (or equivalent document), is not evidenced by a promissory note.

“Notice of Substitution” shall have the meaning provided in Section 2.07.

“Obligor” means, with respect to any Loan, any Person or Persons obligated to make payments pursuant to or with respect to such Loan, including any guarantor thereof, but excluding, in each case, any such Person that is an obligor or guarantor that is in addition to the primary obligors or guarantors with respect to the assets, cash flows or credit of which the related Loan is principally underwritten.

“Officer’s Certificate” means a certificate delivered to the Trustee signed by a Responsible Officer of (i) the Originator, or (ii) the Servicer, or (iii) any other Person acting on behalf of the Issuer, as required by this Agreement or any other Transaction Document.

“Operating Guidelines” means the written operating guidelines (which covers credit, collection and servicing policies and procedures) of the Originator and the initial Servicer in effect on the Cutoff Date, as amended or supplemented from time to time in accordance with Section 5.02(l), a copy of which has been provided to the Issuer and the Trustee; and, with respect to any Successor Servicer, the written collection policies and procedures of such Person at the time such Person becomes a Successor Servicer.

“Opinion of Counsel” means a written opinion of counsel, who may be outside counsel, or internal counsel (except with respect to federal securities law, tax law, bankruptcy law or UCC matters), for the Issuer, the Originator or the Servicer, including Dechert LLP or other counsel reasonably acceptable to the Trustee.

greater of (i) 4.60% and (ii) the Pricing Benchmark plus 3.20~~3.50~~% for the purposes of determining Interest Amounts on future Payment Dates and the Interest Rate.

“Principal Pricing Reset Amount” means, prior to the Investment Period Termination Date, on each Payment Date, the product of (1) the Principal Collections received during the Interest Period relevant to the Payment Date and (2) Aggregate Outstanding Note Balance divided by Adjusted Pool Balance.

“Principal Reinvestment Account” means the segregated account so designated and established and maintained pursuant to Section 7.01(b).

“Principal Reinvestment Account Allocation Amount” means the amount determined by the Servicer pursuant to Section 5.16 that is to be deposited into the Principal Reinvestment Account during the Investment Period.

“Priority of Payments” means, collectively, the payments made on each Payment Date in accordance with Section 7.05(a), Section 7.05(b) and Section 7.05(c), as applicable.

“Proceeds” means, with respect to any Collateral, whatever is receivable or received when such Collateral is sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral and all “proceeds” as defined in the New York UCC.

“Qualified Institution” means (a) the corporate trust department of the Trustee, or (b) a depository institution organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), that has a long term unsecured debt rating of at least “A3” from Moody’s, “A-” from S&P or the equivalent rating from DBRS Morningstar (if rated by DBRS Morningstar), and whose deposits are insured by the FDIC.

“Ramp-Up Period” means the period beginning on the Closing Date and ending at the earlier of (i) nine months from the Amendment Date or (ii) the time at which Eligible Loans equal or exceed $50,000,000.

“Rapid Amortization Event” shall mean the occurrence of any of the following:

(a)         the aggregate Outstanding Loan Balance of all Delinquent Loans (other than such Delinquent Loans that are Defaulted Loans) exceeds 20% of the Aggregate Outstanding Loan Balance as of the last day of the most recent Collection Period;

(b)         the aggregate Outstanding Loan Balance of all Defaulted Loans exceeds 15% of the Aggregate Outstanding Loan Balance as of the last day of the most recent Collection Period;

(c)         the Aggregate Outstanding Note Balance exceeds the Borrowing Base for 60 consecutive days (after giving effect to all distributions on such Payment Dates);

and payable or reimbursable in accordance with the Priority of Payments (including fees and expenses, if any, incurred by the Trustee and the Servicer in connection with any sale of Loans in connection with an Optional Redemption).

“Reference Amount” means $50,000,000.

“Reference Date” means the third (3rd) Business Day of each month in which a Payment Date occurs.

“Registered” means, with respect to any debt obligation, that such debt obligation was issued after July 18, 1984 and that is in registered form for purposes of the Code.

“Related Property” means, with respect to any Loan and as applicable in the context used, the interest of the Obligor, or the interest of the Originator or Issuer under the Loan, in any property or other assets designated and pledged as collateral to secure repayment of such Loan, including all Proceeds from any sale or other disposition of such property or other assets.

“Repossessed Property” means items of Related Property taken in the name of the Issuer or a subsidiary thereof as a result of legal action enforcing the Lien on the Related Property resulting from a default on the related Loan.

“Required Loan Documents” means, with respect to:

(a)         all Loans in the aggregate:

(i)         a blanket assignment of all of the Originator’s right, title and interest in and to all Related Property securing the Loans at any time transferred to the Issuer including, without limitation, all rights under applicable guarantees and Insurance Policies;

(ii)         blanket UCC-1 financing statements in respect of the Loans to be transferred to the Issuer as Collateral and naming the Issuer and the Trustee, as assignee of the Issuer, as “Secured Party” and the Originator as the “Debtor”;

(b)         for each Loan (provided, however, that in the case of each Participated Loan, in each case, as indicated on the List of Loans, to the extent in the possession of the Originator or reasonably available to the Originator, copies of all documents and instruments described in ~~clauses~~clause (b)(~~ii~~i)(y), with respect to such Participated Loan):

(i)         (x) other than in the case of a Noteless Loan or Participated Loan, a copy of the Underlying Note, (y) in the case of a Participated Loan, a copy of each transfer document or instrument relating to such Participated Loan evidencing the assignment of such Participated Loan to the Originator, from the Originator to the Issuer or in blank and (z) in the case of a Noteless Loan, a copy of each transfer document or instrument relating to such Noteless Loan of the Successor Servicer, and assign or sub-license to the Successor Servicer for the remainder of the term of this Agreement all intellectual property owned or licensed by or assigned to the Servicer that is necessary to perform the duties of Successor Servicer hereunder (to the extent that the Servicer has the right that the Servicer has the right to assign or sub-license such intellectual property). Upon a Servicer Transfer, the Successor Servicer shall also be entitled to receive the Servicing Fee thereafter payable for performing the obligations of the Servicer and any additional amounts payable to the Servicer hereunder. Any indemnities provided in this Agreement or the other Transaction Documents in favor of the Servicer, any Servicing Fee (together with accrued interest thereon), any other fees, costs and expenses and any Scheduled Payment Advances, Servicing Advances and Nonrecoverable Advances, in any case, that have accrued and/or are due and unpaid or unreimbursed to the Servicer shall survive the termination of the Servicer and its replacement with a Successor Servicer and the Servicer being replaced shall remain entitled thereto until paid hereunder in accordance with the Priority of Payments.

(d)         The Backup Servicer may resign, either as Backup Servicer or as Successor Servicer, upon ninety (90) days prior written notice to the Trustee, the Issuer, and the Servicer (in the case of a resignation as the Backup Servicer); provided, however, such resignation shall not become effective until there is a replacement Successor Servicer or Backup Servicer in place that is acceptable to the Majority Noteholders. Upon the resignation of the Backup Servicer, the Servicer shall appoint a successor Backup Servicer (subject to the previous sentence) and if it does not do so within 120 days of the Backup Servicer’s resignation, the Backup Servicer may petition a court of competent jurisdiction for the appointment of a successor. Upon the resignation of the Successor Servicer, the Majority Noteholders shall appoint a Successor Servicer and if they do~~does~~ not do so within 120 days of the Successor Servicer’s resignation, the Successor Servicer may petition a court of competent jurisdiction for the appointment of a successor.

Section 8.03 Acceptance by Successor Servicer; Reconveyance; Successor Servicer to Act.

(a)         Subject to Section 8.04, no appointment of a Successor Servicer (other than the Backup Servicer) shall be effective until the Successor Servicer shall have executed and delivered to the Issuer and the Trustee a written acceptance of such appointment and of the duties of Servicer hereunder, subject to Section 8.03(d). The Servicer shall continue to perform all servicing functions under this Agreement until the date the Successor Servicer shall have so executed and delivered such written acceptance.

(b)         [Reserved].

(c)         As compensation, a Successor Servicer so appointed shall be entitled to receive the Servicing Fee, together with any other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the Transaction Documents that thereafter are payable under this Agreement, including, without limitation, all reasonable costs (including reasonable attorneys’ fees) incurred in connection with transferring the servicing obligations under this Agreement and amending this Agreement (if necessary) to reflect such transfer. Neither the Trustee nor any Successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records

Farmington, CT 06032
Telephone: 860-674-9977
Facsimile No.: 860-674-8655
~~Email~~Email: dtrolio@horizontechfinance.com

(ii)         if to the Issuer:

Horizon Funding I, LLC
312 Farmington Avenue
Farmington, CT 06032
Telephone: 860-674-9977
Facsimile No.: 860-674-8655
~~Email~~Email: dtrolio@horizontechfinance.com

(iii)         if to the Servicer:

Horizon Technology Finance Corporation
312 Farmington Avenue
Farmington, CT 06032
Telephone: 860-674-9977
Facsimile No.: 860-674-8655
~~Email~~Email: dtrolio@horizontechfinance.com

(iv)         if to the Trustee, the Lockbox Bank, Backup Servicer or the Securities Intermediary:

~~U.S. Bank National Association~~
U.S. Bank National Association
190 LaSalle St., 7th Floor
Chicago, IL 60603
Attention: Global Corporate Trust – Horizon Funding I, LLC
Facsimile No.: (312) 332-7996
~~Email: melissa.rosal@usbank.com~~

(v)         if to the ~~Backup Servicer~~Custodian:

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN 55107
Attention: Global Corporate Trust – Horizon Funding I, LLC
Facsimile No.: (615) 446-7362
~~Email:~~Email: deborah.franco@usbank.com

~~(vi)         if to the Custodian~~

~~U.S. Bank National Association~~
~~60 Livingston Avenue~~
~~EP MN WS3D~~
~~St. Paul, MN 55107~~
~~Attention: Global Corporate Trust Horizon Funding I, LLC~~
~~Facsimile No.: (615) 446 7362~~
~~Email: deborah.franco@usbank.com~~

(~~vii~~vi)     if to the Rating Agency:

DBRS, Inc., d/b/a DBRS Morningstar
140 Broadway, 43rd Floor
New York, New York 10005
Attention: U.S. ABS Surveillance
Email: ABS_Surveillance@morningstar.com

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

Section 13.05         Severability of Provisions.

If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever prohibited or held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement, the Notes or the rights of the Noteholders, and any such prohibition, invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenants, agreements, provisions or terms in any other jurisdiction.

Section 13.06         Third Party Beneficiaries.

The parties hereto hereby manifest their intent that no third party shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

Section 13.07         Counterparts.

~~This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.~~

This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using facsimile signature or Electronic Signatures.

The parties hereto agree that any Electronic Signature on or associated with any Communication shall be valid and binding on each such party to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each party enforceable against such party in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For purposes hereof, “Electronic Record”, “Electronic Copy” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 13.08         Headings.

The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 13.09         No Bankruptcy Petition; Disclaimer.

(a)         Each of the Originator, the Trustee, the Lockbox Bank, the Securities Intermediary, the Backup Servicer, the Servicer, the Issuer and each Holder (by acceptance of the Notes) covenants and agrees that, prior to the date that is one year and one day (or, if longer, the then applicable preference period and one day) after the payment in full of all amounts owing in respect of all outstanding Notes, it will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States; provided that nothing herein shall prohibit the Trustee from filing proofs of claim or otherwise participating in any such proceedings instituted by any other Person.

(b)         The Issuer acknowledges and agrees that Notes do not represent an interest in any assets (other than the Loan Assets) of the Originator (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Loan Assets, other Collateral and proceeds thereof).

(c)         The provisions of this Section 13.09 shall be for the third party benefit of those entitled to rely thereon, including the Noteholders, and shall survive the termination of this Agreement.

Section 13.10         Jurisdiction.

Any legal action or proceeding with respect to this Agreement may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each party hereto consents, for itself and in respect of its property, to the nonexclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

Exhibit H-1
to Sale and
Servicing Agreement

FORM OF INITIAL CERTIFICATION

[•], 2018

Horizon Funding I, LLC	Horizon Technology Finance Corporation
312 Farmington Avenue	312 Farmington Avenue
Farmington, CT 06032	Farmington, CT 06032
Telephone: 860-674-9977	Telephone: 860-674-9977
Facsimile No.: 860-674-8655	Facsimile No.: 860-674-8655
~~Email: dtrolio@horizontechfinance.com~~	~~Email: dtrolio@horizontechfinance.com~~
Email: dtrolio@horizontechfinance.com	Email: dtrolio@horizontechfinance.com

Horizon Secured Loan Fund I LLC	U.S. Bank National Association, as Trustee
312 Farmington Avenue	190 S. LaSalle St., 7th Floor
Farmington, CT 06032	Chicago, IL 60603
Telephone: 860-674-9977	Telephone: (312) 332-7496
Facsimile No.: 860-674-8655	Facsimile No.: (312) 332-7996
~~Email: dtrolio@horizontechfinance.com~~	~~Email: Melissa.rosal@usbank.com~~
Email: dtrolio@horizontechfinance.com	Email: Melissa.rosal@usbank.com and jennifer.napolitano@usbank.com
ATTN: Horizon Funding I, LLC

Re:         Sale and Servicing Agreement dated as of June 1, 2018 – Horizon Funding I, LLC

Ladies and Gentlemen:

In accordance with Section 2.11(a) of the above–captioned Sale and Servicing Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), the undersigned, as the Custodian, hereby certifies that, except as noted on the attachment hereto, if any (the “Loan Exception Report”), it has received each of the Required Loan Documents required to be delivered to it pursuant to Section 2.09(b) of the Agreement with respect to each Loan listed in the List of Loans and the documents contained therein appear to bear original signatures to the extent required under the definition of Required Loan Documents. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

[Horizon — Sale and Servicing Agreement]

Exhibit H-2
to Sale and
Servicing Agreement

FORM OF FINAL CERTIFICATION

[_____], 2018

Horizon Funding I, LLC	Horizon Technology Finance Corporation
312 Farmington Avenue	312 Farmington Avenue
Farmington, CT 06032	Farmington, CT 06032
Telephone: 860-674-9977	Telephone: 860-674-9977
Facsimile No.: 860-674-8655	Facsimile No.: 860-674-8655
~~Email: dtrolio@horizontechfinance.com~~	~~Email: dtrolio@horizontechfinance.com~~
Email: dtrolio@horizontechfinance.com	Email: dtrolio@horizontechfinance.com

Horizon Secured Loan Fund I LLC	U.S. Bank National Association, as Trustee
312 Farmington Avenue	190 S. LaSalle St., 7th Floor
Farmington, CT 06032	Chicago, IL 60603
Telephone: 860-674-9977	Telephone: (312) 332-7496
Facsimile No.: 860-674-8655	Facsimile No.: (312) 332-7996
~~Email: dtrolio@horizontechfinance.com~~	~~Email: Melissa.rosal@usbank.com~~
Email: dtrolio@horizontechfinance.com	Email: Melissa.rosal@usbank.com and jennifer.napolitano@usbank.com
ATTN: Horizon Funding I, LLC

Re:         Sale and Servicing Agreement dated as of June 1, 2018 – Horizon Funding I, LLC

Ladies and Gentlemen:

In accordance with Section 2.11(a) of the above-captioned Sale and Servicing Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), the undersigned, as the Custodian, hereby certifies that, except as noted on the attachment hereto, as to each Loan listed on the List of Loans (other than any Loan paid in full or listed on the attachment hereto), it has reviewed the documents identified on the related List of Loans and required to be delivered to it pursuant to Section 2.09(b) of the Agreement and has determined that (i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Loan and (iii) based on its examination, and only as to the foregoing documents, the account number and maturity date set forth in the List of Loans respecting such Loan has been provided. Capitalized terms used but not defined herein have the same meanings set forth in the Agreement.

The Custodian has made no independent examination or inquiry of such documents beyond the review specifically required in the Agreement.

The Custodian makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Loans identified on the List

[Horizon — Sale and Servicing Agreement]